UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 26, 2005

(Date of earliest event reported)

Banc of America Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-118843	36-4514369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina	28255
Address of principal executive offices	(Zip Code)

Registrant’s telephone number, including area code (704) 387-8239

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Item 601(a) of Regulation S-K

Exhibit No.	Description
(99)	Collateral Term Sheets and Computational Materials prepared by Banc of America Securities LLC in connection with Banc of America Alternative Loan Trust 2005-7 Mortgage Pass-Through Certificates, Series 2005-7

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF AMERICA MORTGAGE SECURITIES, INC.
July 26, 2005

	By:	/s/ Judy Lowman
Judy Lowman
Vice President

INDEX TO EXHIBITS

Exhibit No.	Description	Paper (P) or Electronic (E)
(99)	Collateral Term Sheets and Computantional Materials prepared by Banc of America Securities LLC in connection with Banc of America Alternative Loan Trust 2005-7 Mortgage Pass-Through Certificates, Series 2005-7	E